Exhibit 10.3
SCHEDULE OF PARTIES TO

MANAGEMENT AND EXECUTIVE EMPLOYMENT AGREEMENT

Parties to current form of amended and restated management agreement:

Name	Title
David W. Huml	President and Chief Executive Officer
Richard H. Zay	Senior Vice President, Chief Commercial Officer